FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 25, 2003


                   Structured Asset Mortgage Investments, Inc.
                Mortgage Pass-Through certificates, Series 2000-1
             (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                  383 Madison Avenue, New York, New York        10167
               (Address of principal executive offices)       (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
          Former name or former address, if changed since last report.

Item 5.       Other Events.


1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 2000-1, on July 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated January 26, 2000, between and among Structured Asset Mortgage Investments, Inc., as Seller, Norwest Bank Minnesota, National Association, as Master Servicer, and Bankers Trust Company, as Trustee.


Item 7.       Financial Statements and Exhibits.


      c) Exhibits.


          (28.30)       July 25, 2003 - Information on Distribution to
                                       Certificateholders.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   Structured Asset Mortgage Investments Inc.
                                                (Registrant)






Date:   August 8, 2003             By: /s/______________________________________
                                       Joseph T. Jurkowski Jr.
                                       Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.


                                    FORM 8-K


                                 CURRENT REPORT


Exhibit Index


Exhibit No.              Description


  (28.30)                July 25, 2003 - Information on Distribution to
                                        Certificateholders

EXHIBIT 28.30


                   July 25, 2003 - INFORMATION ON DISTRIBUTION
                              TO CERTIFICATEHOLDERS



                   Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 2000-1




                Principal Amt.
                  Outstanding                                                                             Ending         Cumulative
 Certificate       Prior to         Interest        Interest         Principal          Total           Certificate       Realized
    Class        Distribution         Rate        Distribution     Distribution      Distribution          Balance          Losses
-----------------------------------------------------------------------------------------------------------------------------------
IA1            $56,190,104.69       3.76050%     $176,085.53     $2,106,228.07     $2,282,313.60      $54,083,876.63         0.00
IAIO                     0.00       0.92000%       43,079.08              0.00         43,079.08                0.00         0.00
IB1              4,690,032.25       4.68050%       18,293.06         14,201.00         32,494.06        4,675,831.25         0.00
IB2                970,373.73       4.68050%        3,784.86          2,938.21          6,723.07          967,435.53         0.00
IB3                727,757.27       4.68050%        2,838.55          2,203.58          5,042.13          725,553.69         0.00
IB4                323,488.61       4.68050%        1,261.74            979.49          2,241.23          322,509.12         0.00
IB5                242,524.35       4.68050%          945.95            734.34          1,680.29          241,790.01         0.00
IB6                547,351.69       4.68050%        2,134.90          1,657.33          3,792.23          545,181.58   187,152.96
IIA1             8,618,134.13       7.09986%       50,989.59        339,074.79        390,064.38        8,279,059.34         0.00
IIB1             1,030,527.92       7.09986%        6,097.17         40,545.44         46,642.61          989,982.48         0.00
IIB2               635,865.31       7.09986%        3,762.13         25,017.70         28,779.83          610,847.61         0.00
IIB3               328,873.51       7.09986%        1,945.80         12,939.31         14,885.11          315,934.20         0.00
IIB4               197,331.31       7.09986%        1,167.52          7,763.87          8,931.39          189,567.44         0.00
IIB5                65,789.10       7.09986%          389.24          2,588.43          2,977.67           63,200.67         0.00
IIB6               153,500.35       7.09986%          908.19          6,039.37          6,947.56          147,460.98         0.00
IIIA1           17,083,103.69       6.98108%       99,382.09      1,650,378.85      1,749,760.94       15,432,724.84         0.00
IIIB1            2,173,538.31       6.98108%       12,644.70            915.49         13,560.19        2,172,622.82         0.00
IIIB2            1,086,795.95       6.98108%        6,322.51            457.76          6,780.27        1,086,338.19         0.00
IIIB3              483,002.56       6.98108%        2,809.90            203.44          3,013.34          482,799.12         0.00
IIIB4              281,720.23       6.98108%        1,638.93            118.66          1,757.59          281,601.57         0.00
IIIB5              120,790.83       6.98108%          702.71             50.88            753.59          120,739.95         0.00
IIIB6              259,670.72       6.98108%        1,510.65            109.37          1,620.02          259,561.34    30,279.84
RI                       0.00       8.32032%            0.00              0.00              0.00                0.00         0.00
RII                      0.00       8.32032%            0.00              0.00              0.00                0.00         0.00
--------------------------------                 ---------------------------------------------------------------------------------
Totals         $96,210,276.51                    $438,694.80     $4,215,145.38     $4,653,840.18      $91,994,618.36   217,432.83



CERTIFICATE ACCOUNT

Beginning Balance                                                                  0.00

Deposits

              Payment of Interest and Principal                            4,680,622.11
              Liquidations, Insurance Proceeds, Reserve Funds                      0.00
              Proceeds from Repurchased Loans                                      0.00
              Other Amounts (Servicer Advances)                               71,081.13
              Realized Losses                                                   (512.78)
              Prepayment Penalties                                                 0.00
                                                                        ----------------
Total Deposits                                                             4,751,190.46

Withdrawals
              Reimbursement for Servicer Advances                             77,491.60
              Payment of Service Fee                                          19,858.70
              Payment of Interest and Principal                            4,653,840.16
                                                                        ----------------
Total Withdrawals (Pool Distribution Amount)                               4,751,190.46

Ending Balance                                                                     0.00
                                                                        ================


PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                               10,362.57
Servicing Fee Support                                                         10,362.57
                                                                        ----------------
Non-Supported Prepayment/Curtailment Interest Shortfall                            0.00
                                                                        ================

SERVICING FEES

Gross Servicing Fee                                                           28,918.41
Master Servicing Fee                                                           1,302.86
Trustee- Deutsche Bank                                                             0.00
Supported Prepayment/Curtailment Interest Shortfall                           10,362.57
                                                                        ----------------
Net Servicing Fee                                                             19,858.70
                                                                        ================


                         DELINQUENT                                        BANKRUPTCY

                    No of Loans     Prin Balance                    No of Loans          Prin Balance

                                                   0-29 Days                  1             34,872.20
30 Days                      54     4,926,496.37   30 Days                    1             61,597.91
60 Days                      26     2,074,696.44   60 Days                    1            110,274.47
90 Days                       5       400,760.63   90 Days                    2            311,090.16
120 Days                      6     1,425,465.32   120 Days                   0                  0.00
150 Days                      3       296,004.88   150 Days                   0                  0.00
180+ Days                     2       127,791.19   180+ Days                  2            247,164.09
                ---------------------------------               --------------------------------------
                ---------------------------------               --------------------------------------
                             96     9,251,214.83                              7            764,998.83

                                                   0-29 Days          0.181488%             0.037819%
30 Days               9.800363%        5.342810%   30 Days            0.181488%             0.066803%
60 Days               4.718693%        2.250019%   60 Days            0.181488%             0.119593%
90 Days               0.907441%        0.434627%   90 Days            0.362976%             0.337379%
120 Days              1.088929%        1.545924%   120 Days           0.000000%             0.000000%
150 Days              0.544465%        0.321019%   150 Days           0.000000%             0.000000%
180+ Days             0.362976%        0.138590%   180+ Days          0.362976%             0.268051%
                ---------------------------------               --------------------------------------
                ---------------------------------               --------------------------------------
                     17.422868%       10.032989%                      1.270417%             0.829645%



                             FORECLOSURE                                           REO

                    No of Loans     Prin Balance                    No of Loans          Prin Balance

0-29 Days                     0             0.00   0-29 Days                  0                  0.00
30 Days                       0             0.00   30 Days                    0                  0.00
60 Days                       0             0.00   60 Days                    0                  0.00
90 Days                       0             0.00   90 Days                    0                  0.00
120 Days                      3        66,771.92   120 Days                   0                  0.00
150 Days                      0             0.00   150 Days                   0                  0.00
180+ Days                     4       289,620.05   180+ Days                  0                  0.00
                ---------------------------------               --------------------------------------
                ---------------------------------               --------------------------------------
                              7       356,391.97                              0                  0.00

0-29 Days             0.000000%        0.000000%   0-29 Days          0.000000%             0.000000%
30 Days               0.000000%        0.000000%   30 Days            0.000000%             0.000000%
60 Days               0.000000%        0.000000%   60 Days            0.000000%             0.000000%
90 Days               0.000000%        0.000000%   90 Days            0.000000%             0.000000%
120 Days              0.544465%        0.072414%   120 Days           0.000000%             0.000000%
150 Days              0.000000%        0.000000%   150 Days           0.000000%             0.000000%
180+ Days             0.725953%        0.314094%   180+ Days          0.000000%             0.000000%
                ---------------------------------               --------------------------------------
                ---------------------------------               --------------------------------------
                      1.270417%        0.386509%                      0.000000%             0.000000%

                                                                                  TOTAL

                                                                    No of Loans          Prin Balance

                                                   0-29 Days                  1             34,872.20
                                                   30 Days                   55          4,988,094.28
                                                   60 Days                   27          2,184,970.91
                                                   90 Days                    7            711,850.79
                                                   120 Days                   9          1,492,237.24
                                                   150 Days                   3            296,004.88
                                                   180+ Days                  8            664,575.33
                                                                --------------------------------------
                                                                --------------------------------------
                                                                            110         10,372,605.63

                                                   0-29 Days          0.181488%             0.037819%
                                                   30 Days            9.981851%             5.409614%
                                                   60 Days            4.900181%             2.369612%
                                                   90 Days            1.270417%             0.772006%
                                                   120 Days           1.633394%             1.618339%
                                                   150 Days           0.544465%             0.321019%
                                                   180+ Days          1.451906%             0.720735%
                                                                --------------------------------------
                                                                --------------------------------------
                                                                     19.963702%            11.249143%

Current Period Class A Insufficient Funds                                                        0.00
Principal Balance of Contaminated Properties                                                     0.00
Periodic Advance                                                                            71,081.13




COLLATERAL STATEMENT

Collateral Description                                                       Mixed ARM
Weighted Average Gross Coupon                                                5.848901%
Weighted Average Net Coupon                                                  5.488210%
Weighted Average Pass-Through Rate                                           5.471700%
Weighted Average Maturity (Stepdown Calculation)                                   286

Beginning Scheduled Collateral Loan Count                                          576
Number of Loans Paid in Full                                                        25
Ending Scheduled Collateral Loan Count                                             551

Beginning Scheduled Collateral Balance                                   96,210,276.53
Ending Scheduled Collateral Balance                                      91,994,618.37
Ending Actual Collateral Balance at 30-June-2003                         92,207,960.11

Monthly P&I Constant                                                        671,124.07
Special Servicing Fee                                                             0.00
Prepayment Penalties                                                              0.00
Realized Loss Amount                                                            512.78
Cumulative Realized Loss                                                    217,246.12

Ending Schedule Balance for Premium Loans                                91,994,618.37
Ending Schedule Balance for Discount Loans                                        0.00
Scheduled Principal                                                         202,187.12
Unscheduled Principal                                                     4,013,471.04

       Miscellaneous Reporting

Group 1 Average Loss Severity                                                   512.78
Group 1 Diverted Amount                                                           0.00
Group 1 Senior Percentage                                                   88.222114%
Group 1 Senior Prepayment Percentage                                       100.000000%
Group 1 Subordinate Percentage                                              11.777886%
Group 1 Subordinate Prepayment  Percentage                                   0.000000%
Group 2 Average Loss Severity                                                     0.00
Group 2 Diverted Amount                                                           0.00
Group 2 Senior Percentage                                                   78.133430%
Group 2 Senior Prepayment Percentage                                        78.133430%
Group 2 Subordinate Percentage                                              21.866570%
Group 2 Subordinate Prepayment  Percentage                                  21.866570%
Group 3 Average Loss Severity                                                     0.00
Group 3 Diverted Amount                                                           0.00
Group 3 Senior Percentage                                                   79.498367%
Group 3 Senior Prepayment Percentage                                       100.000000%
Group 3 Subordinate Percentage                                              20.501633%
Group 3 Subordinate Prepayment  Percentage                                   0.000000%





Group                                                   1                2                3            Total
-------------------------------------------------------------------------------------------------------------

Collateral Description                          Mixed ARM        Mixed ARM        Mixed ARM        Mixed ARM
Weighted Average Coupon Rate                     5.071049         7.616105         7.247329         5.848901
Weighted Average Net Rate                        4.697139         7.116106         6.997330         5.488210
Pass-Through Rate                                4.680495         7.099855         6.981079         5.471700
Weighted Average Maturity                             238              316              313              286
Record Date                                     6/30/2003        6/30/2003        6/30/2003        6/30/2003
Principal and Interest Constant                462,005.48        70,288.31       138,830.28       671,124.07
Beginning Loan Count                                  410               69               97              576
Loans Paid in Full                                     14                4                7               25
Ending Loan Count                                     396               65               90              551
Beginning Scheduled Balance                 63,691,632.61    11,030,021.63    21,488,622.29    96,210,276.53
Ending Scheduled Balance                    61,562,177.80    10,596,052.73    19,836,387.84    91,994,618.37
Scheduled Principal                            192,852.64           283.47         9,051.01       202,187.12
Unscheduled Principal                        1,936,602.17       433,685.43     1,643,183.44     4,013,471.04
Scheduled Interest                             269,152.84        70,004.84       129,779.27       468,936.95
Servicing Fee                                   19,845.78         4,595.84         4,476.79        28,918.41
Master Servicing Fee                               862.50           149.37           290.99         1,302.86
Trustee Fee                                          0.00             0.00             0.00             0.00
FRY Amount                                           0.00             0.00             0.00             0.00
Special Hazard Fee                                   0.00             0.00             0.00             0.00
Other Fee                                           20.90             0.00             0.00            20.90
Pool Insurance Fee                                   0.00             0.00             0.00             0.00
Spread 1                                             0.00             0.00             0.00             0.00
Spread 2                                             0.00             0.00             0.00             0.00
Spread 3                                             0.00             0.00             0.00             0.00
Net Interest                                   248,423.66        65,259.63       125,011.49       438,694.78
Realized Loss Amount                               515.78             0.00             0.00           512.78
Cumulative Realized Loss                       186,966.27             0.00        30,279.85       217,246.12
Percentage of Cumulative Losses                      0.00             0.00             0.00             0.00
Prepayment Penalties                                 0.00             0.00             0.00             0.00
Special Servicing Fee                                0.00             0.00             0.00             0.00

